EXHIBIT 99.1
                                  ------------

                Computational Materials filed on April 22, 2005.

                   IndyMac INDX Mortgage Loan Trust 2005-AR10
                       Mortgage Pass-Through Certificates





                        Preliminary Marketing Materials




                                 $1,000,000,000
                                 (Approximate)






                               IndyMac MBS, Inc.
                                   Depositor


                              [IndyMac Bank Logo]

                           Seller and Master Servicer

                                                    Computational Materials for
                                     IndyMac INDX Mortgage Loan Trust 2005-AR10
-------------------------------------------------------------------------------

                       COMPUTATIONAL MATERIALS DISCLAIMER


The analysis in this report is based on information provided by IndyMac Bank F.S.B. (the "Seller and Master Servicer"). UBS Securities LLC ("UBS") makes no representations as to the completeness of the information contained herein. The information contained herein does not contain all material information about the securities or the mortgage loans and is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof, supplements any previous information delivered to you by UBS and will be supplemented by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and UBS is under no obligation to keep you advised of such changes. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.


The attached information contains certain tables and other statistical analyses (the "Computational Materials"), which have been prepared by UBS in reliance upon information furnished by the Seller and Master Servicer. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither UBS nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.



THIS INFORMATION IS FURNISHED TO YOU SOLELY BY UBS AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN UBS). UBS IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

                                                    Computational Materials for
                                     IndyMac INDX Mortgage Loan Trust 2005-AR10
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Preliminary Term Sheet                                     Date Prepared: April
18, 2005

                   IndyMac INDX Mortgage Loan Trust 2005-AR10
                       Mortgage Pass-Through Certificates
                          $1,000,000,000 (Approximate)

                         Publicly Offered Certificates
                   Adjustable Rate Residential Mortgage Loans

================================================================================================================
               Principal                                                                              Expected
                Amount           WAL (Yrs)       Pmt Window (Mths)   Interest                         Ratings
   Class     (Approx) (1)       Call/ Mat(2)       Call/ Mat(2)      Rate Type     Tranche Type      S&P/Moody's
----------   -------------   ---------------     -----------------  ----------   ------------------  -----------
    A-1      $ 555,000,000    [3.95]/[4.29]        1-120/1-360       Floater(3)     Super Senior        AAA/Aaa
    A-2      $ 231,250,000   [ 3.95]/[4.29]        1-120/1-360       Floater(3)     Super Senior,       AAA/Aaa
                                                                                   Senior Support
    A-3      $ 138,750,000    [3.95]/[4.29]        1-120/1-360       Floater(3)    Senior Support       AAA/Aaa
   A-X(4)      Notional           N/A                 N/A             Variable    Senior/WAC IO/PO      AAA/Aaa
    A-R          $100                Not Marketed Hereby              Variable     Senior/Residual      AAA/Aaa
    B-1        $[_____]                                                          Subordinate Floater    AA/Aa2
    B-2        $[_____]                         Not Marketed Hereby              Subordinate Floater      A/A2
    B-3        $[_____]                                                          Subordinate Floater    BBB/Baa2
    B-4        $[_____]                                                          Subordinate Floater      BB/NR
    B-5        $[_____]                   Privately Offered Certificates         Subordinate Floater      B/NR
    B-6        $[_____]                                                          Subordinate Floater     NR/NR
================================================================================================================
   Total    $1,000,000,000

(1) Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2) The WAL and Payment Window for the Class A-1, Class A-2 and Class A-3 Certificates are shown to the first possible Optional Call Date and to maturity.

(3) On each Distribution Date, the Certificate Interest Rate for the Class A-1, Class A-2 and Class A-3 Certificates will be equal to the lesser of
     (i) One-Month LIBOR plus the related margin (which margin doubles after the first possible Optional Call Date) and (ii) the related Net WAC Cap.

(4) The Class A-X Certificates will consist of one interest only component and one principal only component. The interest only component will have a notional balance equal to the aggregate principal balance of the Mortgage Loans. It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of
     (i) the weighted average of the Net Mortgage Rates of the Mortgage Loans over (ii) the weighted average of the Certificate Interest Rates of the Certificates (other than the Class A-X Certificates) adjusted for the related interest accrual period, multiplied by a fraction, the numerator of which is the aggregate principal balance of the Certificates (other than the Class A-X Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such Distribution Date. The principal only component of the Class A-X Certificates will have an initial principal balance equal to zero, which principal balance will be increased to the extent of any Net Deferred Interest from the Mortgage Loans allocated to the principal only component of the Class A-X Certificates, as described herein.

(5) For each Distribution Date, the Certificate Interest Rate for the Class B-1, Class B-2 and Class B-3 Certificates will be equal to the lesser of
     (i) One-Month LIBOR plus the related margin (in each case, which margin will be multiplied by [1.5] after the first possible Optional Call Date), and (ii) the related Net WAC Cap.



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                                                    Computational Materials for
                                     IndyMac INDX Mortgage Loan Trust 2005-AR10
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Depositor:               IndyMac MBS, Inc.

Lead Underwriter:        UBS Securities LLC

Seller and Master
Servicer:                IndyMac Bank, F.S.B.

Trustee:                 [Deutsche Bank National Trust Company.]

Cut-off Date:            May 1, 2005.

Expected Pricing Date:   April [20], 2005.

Closing Date:            On or about May [6], 2005.

Distribution Date:       The 25th of each month (or if such day is not a
                         business day, the next succeeding business day), commencing in June 2005.

Certificates:            The "Senior Certificates" will consist of the Class
                         A-1, Class A-2, Class A-3 and Class A-X Certificates
                         (collectively the "Class A Certificates"), and Class
                         A-R Certificate. The "Offered Subordinate
                         Certificates" will consist of the Class B-1, Class B-2
                         and Class B-3 Certificates. The Class B-4, Class B-5 and Class B-6 Certificates, together with the Offered
                         Subordinate Certificates, will be referred to herein as the "Subordinate Certificates." The Senior
                         Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates."
                         The Class A-1, Class A-2 and Class A-3 Certificates and the Subordinate Certificates are referred to herein as the "LIBOR Certificates". The Senior
                         Certificates and the Offered Subordinate Certificates
                         (collectively the "Offered Certificates") are being offered publicly.

Accrued Interest:        The price to be paid by investors for the LIBOR
                         Certificates will not include accrued interest
                         (settling flat). The price to be paid by investors for the Class A-X will include [5] days of accrued interest.

Interest Accrual Period: The interest accrual period with respect to the
                         Class A-1, Class A-2, Class A-3 Certificates for a given Distribution Date will be the period beginning with the prior Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date
                         (on an Actual/360 basis). The interest accrual period with respect to the Subordinate Certificates for a given Distribution Date will be the 25th day of the preceding calendar month (or, in the case of the first Distribution Date, the Closing Date) and ending on the 24th day in which that Distribution Date occurs (on a 30/360 basis). The interest accrual period for the Class A-R and Class A-X Certificates will be the calendar month prior to such Distribution Date (on a 30/360 basis).

Registration:            The Offered Certificates (other than the Class A-R
                         Certificates) will be made available in book-entry form through DTC. The Offered Certificates will, upon request, be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:   One or more REMIC elections will be made with respect
                         to designated portions of the Trust. It is anticipated that (exclusive of any rights to receive any Carryover
                         Shortfall Amounts) the Class A Certificates and
                         Subordinate Certificates will be treated as REMIC regular interests for federal tax income purposes. The
                         Class A-R Certificate will be treated as a REMIC residual interest for tax purposes.



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                                                    Computational Materials for
                                     IndyMac INDX Mortgage Loan Trust 2005-AR10
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ERISA Eligibility:       The Class A Certificates and the Offered Subordinate
                         Certificates are expected to be eligible for purchase by or with assets of employee benefit plans and other plans or arrangements that are subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code, subject to certain conditions. Prospective investors should review with their legal advisors whether the purchase and holding of the Class A or the Offered Subordinate Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, Section 4975 of the Internal Revenue Code or other similar laws. The Class A-R Certificate will not be ERISA eligible.

SMMEA Treatment:         The Senior Certificates and Class B-1 Certificates are
                         expected to constitute "mortgage related securities" for purposes of SMMEA. The Class B-2 and Class B-3
                         Certificates will not constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination:    The terms of the transaction allow for an option to
                         terminate the Offered Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Optional Call Date").

Pricing Prepayment
Speed: The LIBOR Certificates will be priced to a prepayment speed of [20]% CPR.

Mortgage Loans:          The "Mortgage Loans" consist of adjustable rate, first
                         lien residential mortgage loans with original terms to maturity of 30 years. The Mortgage Loans accrue interest at a mortgage rate which adjusts monthly
                         (after the initial fixed rate teaser period of one month) based upon an index rate of the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year
                         (the "MTA"). After the one month initial fixed rate teaser period, the interest rate for each Mortgage
                         Loan will adjust monthly to equal the sum of MTA and the related gross margin. None of the Mortgage Loans are subject to a periodic rate adjustment cap. All of the Mortgage Loans are subject to a maximum mortgage rate.

                         For each of the Mortgage Loans, the related borrower must make a minimum monthly payment which is subject to adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the minimum monthly payment will not increase or decrease by an amount that is more than 7.50% of the last minimum monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter as well as the final payment adjustment date, the minimum monthly payment will be recast without regard to the limitation in clause (i) above to amortize fully the then unpaid principal balance over the remaining term to maturity and (iii) if the unpaid principal balance exceeds 110% of the original principal balance due to Deferred Interest (the "Negative Amortization Limit"), the minimum monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

                         Negative amortization on a Mortgage Loan will occur when the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, "Deferred Interest"). The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.



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                                                    Computational Materials for
                                     IndyMac INDX Mortgage Loan Trust 2005-AR10
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Credit Enhancement:      Senior/subordinate, shifting interest structure. The
                         credit enhancement information shown below is subject to final rating agency approval.

                         Credit enhancement for the Senior Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [7.50]% total subordination.

                         Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [___]% total subordination.

                         Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [___]% total subordination.

                         Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4, Class B-5 and Class B-6 Certificates, initially [___]% total subordination.

Shifting Interest:       Until the Distribution Date occurring in June 2015,
                         the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior
                         Certificates are paid down to zero or the credit enhancement percentage provided by the Subordinate
                         Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate
                         Certificates will receive increasing portions of unscheduled principal.

                         The unscheduled principal payment percentages on the Subordinate Certificates are as follows:

                                                       Unscheduled  Principal
                         Periods:                           Payments (%)
                         ----------------------        ----------------------
                         June 2005 - May 2015            0% Pro Rata Share
                         June 2015 - May 2016           30% Pro Rata Share
                         June 2016 - May 2017           40% Pro Rata Share
                         June 2017 - May 2018           60% Pro Rata Share
                         June 2018 - May 2019           80% Pro Rata Share
                         June 2019 and after            100% Pro Rata Share

                         provided, however, if the credit enhancement percentage provided by the Subordinate Certificates has doubled from the initial credit enhancement percentage (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in June 2008, the Subordinate Certificates will be entitled to 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in June 2008, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

                         Scheduled principal payments will be distributed pro rata to the Senior and Subordinate Certificates.

                         Any unscheduled principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all unscheduled principal payments for the Mortgage Loans, regardless of any unscheduled principal payment percentages above.


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                                                    Computational Materials for
                                     IndyMac INDX Mortgage Loan Trust 2005-AR10
-------------------------------------------------------------------------------
                         Unscheduled principal will generally consist of the sum of (i) liquidation proceeds, recoveries, and other unscheduled amounts and (ii) the excess if any of voluntary prepayments over Deferred Interest.

Allocation of
Realized Losses:         Any realized losses on the Mortgage Loans will be
                         allocated as follows: first, to the Subordinate
                         Certificates in reverse order of their numerical Class designations, in each case until the related class principal balance has been reduced to zero; and second; to the Senior Certificates any realized losses on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero; provided, however, that any realized losses on the mortgage loans that would otherwise be allocated to the Class A-1 Certificates will instead be allocated to the Class A-2 and Class A-3
                         Certificates, pro rata, until their respective class principal balance have been reduced to zero; and provided further, however, that any realized losses otherwise allocable to the Class A-2 Certificates will instead be allocated to the Class A-3 Certificates until its class principal balance has been reduced to zero.

Net Mortgage Rate:       The "Net Mortgage Rate" with respect to each Mortgage
                         Loan is equal to the mortgage rate less the servicing fee rate (0.375%) and the trustee fee rate.

Net WAC Cap:             The "Net WAC Cap" for each of the Class A-1, Class A-2
                         and Class A-3 Certificates and the Subordinate
                         Certificates is equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans adjusted for the related interest accrual period.

Carryover Shortfall
Amount: The LIBOR Certificates will be entitled to the payment of an amount equal to the sum of (i) the excess, if any, of (a) interest accrued at the Certificate Interest Rate for such Class (without giving effect to the Net WAC Cap) over (b) the amount of interest actually accrued on such Class and (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the Certificate Interest Rate for such Class without giving effect to the Net WAC Cap) (together, the "Carryover Shortfall Amount"). The Carryover Shortfall Amount will be paid only to the extent of interest otherwise distributable to the Class A-X Certificates (after the reduction due to Net Deferred Interest allocable to the Class A-X Certificates) on such Distribution Date or future Distribution Dates.

Adjusted Cap Rate:       The "Adjusted Cap Rate" for each of the Class A-1,
                         Class A-2 and Class A-3 Certificates and the
                         Subordinate Certificates for any Distribution Date equals the related Net WAC Cap, computed for this purpose by first reducing the weighted average of the Net Mortgage Rates of the Mortgage Loans by a per annum rate equal to: (i) the product of (a) the Net
                         Deferred Interest for the Mortgage Loans for such Distribution Date, and (b) 12, divided by (ii) the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such Distribution Date.

                         The "Adjusted Cap Rate" for the Class A-X Certificates and any Distribution Date shall equal the Certificate Interest Rate for the Class A-X Certificates, computed for this purposes by (i) reducing the weighted average Net Mortgage Rate of the Mortgage Loans by a per annum rate equal to the quotient of (a) the Net Deferred Interest on the Mortgage Loans for such Distribution Date multiplied by 12, divided by (b) the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such distribution date, and (ii) computing the weighted average of the pass-through rates of the certificates (other than the Class A-X Certificates) by substituting "Adjusted Cap Rate" for "Net WAC Cap" in the definition of pass-through rate for each of the Class A-R, Class A-1, Class A-2 and Class A-3 Certificates and Subordinate Certificates.


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                                                    Computational Materials for
                                     IndyMac INDX Mortgage Loan Trust 2005-AR10
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Net Deferred Interest:   The "Net Deferred Interest" for a Distribution Date is
                         the excess, if any, of Deferred Interest for the related due period over voluntary principal prepayments for the related prepayment period.

                         For any Distribution Date, Net Deferred Interest will be allocated among the Certificates in an amount equal to the excess, if any, for each such class of (i) the current interest accrued at the applicable Certificate Interest Rate for such class, over (ii) the amount of current interest that would have accrued had the Certificate Interest Rate for such class equaled the related Adjusted Rate Cap for such class and Distribution Date.

Certificates Priority
of Distributions:        Available funds from the Mortgage Loans will be
                         distributed in the following order of priority:

                              1)   Senior Certificates, accrued and unpaid
                                   interest, at the related Certificate
                                   Interest Rate, from the related Mortgage
                                   Loans, provided, however, that any interest otherwise distributable with respect to the Class A-X Certificates will be reduced to the extent necessary to pay any Carryover Shortfall Amount below (after giving effect to any Net Deferred Interest amount allocated to the interest only component of the Class A-X Certificates);

                              2)   Principal, sequentially, as follows:

                                   a)   first, to the Class A-R Certificates
                                        until its certificate principal balance
                                        has been reduced to zero;

                                   b)   second, to the Class A-1, Class A-2 and
                                        Class A-3 Certificates pro rata, until
                                        their respective certificate principal
                                        balances have been reduced to zero; and

                                   c)   third, to the principal only component
                                        of the Class A-X Certificates, until
                                        the related principal only component
                                        has been reduced to zero;

                              3)   Class A-1, Class A-2 and Class A-3
                                   Certificates and the Subordinate
                                   Certificates (on a pro rata basis), to pay any related Carryover Shortfall Amount, solely from amounts otherwise distributable with respect to the Class A-X Certificates;

                              4) Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

                              5) Class B-1 Certificates, principal allocable to such Class;

                              6) Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

                              7) Class B-2 Certificates, principal allocable to such Class;

                              8) Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

                              9) Class B-3 Certificates, principal allocable to such Class;

                              10)  Class B-4, Class B-5 and Class B-6
                                   Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;


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                                     IndyMac INDX Mortgage Loan Trust 2005-AR10
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                              11)  Class A-R Certificate, any remaining amount.


                         * The accrued and unpaid interest payable to a Class of Certificates on any Distribution Date will be reduced by the amount of any Net Deferred Interest allocated to such Class of Certificates on such Distribution Date.

                                                    Computational Materials for
                                     IndyMac INDX Mortgage Loan Trust 2005-AR10
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                    FOR ADDITIONAL INFORMATION PLEASE CALL:

-------------------------------------------------------------------------------
                           UBS Securities LLC

                           MBS Trading & Structuring
      Brian Bowes                                       (212) 713-2860
      Adam Yarnold                                      (212) 713-2860
      Margarita Genis                                   (212) 713-2860

                              Asset-Backed Finance
      Paul Scialabba                                    (212) 713-9832
      Steven Warjanka                                   (212) 713-2466
      Keith Silverstein                                 (212) 713-2952

                                   Collateral
      Peo Lopansri                                      (212) 713-1427
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
                                Rating Agencies

                           Moody's Investors Service
                           -------------------------
      Joe Groholtoski    Tel:   (212) 553-4619
                         Email: joseph.groholtoski@moodys.com

                                Standard & Poors
                                ----------------
      Victor Bhagat      Tel:    (212) 438-1130
                         Email: bhagat@standardandpoors.com
-------------------------------------------------------------------------------


The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the completeness of the information herein. The information herein is preliminary and will be supplemented by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be supplemented by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supplements all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.






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                                                      Collateral Materials for
                                     IndyMac INDX Mortgage Loan Trust 2005-AR10
-------------------------------------------------------------------------------




The following tables are representative of the mortgage loan characteristics of the mortgage loan pool that will be transferred to the trust on the closing date. The unpaid principal balance of the mortgage loan pool is expected to be approximately $1,000,000,000. The mortgage loan characteristics represented in the following tables represent a substantial portion of the loans that will comprise the mortgage loan pool at the time of closing. Additional mortgage loans will be added that may slightly alter the characteristics of the mortgage loan pool.




-------------------------------------------------------------------------------
                                  Summary

Total Balance          $820,015,430     WA Months to Reset                   1
Avg Loan Balance            296,141     As of Date                 May 1, 2005
WA Gross Rate                 4.007%    WA Gross Margin                  2.999%
WA Net Rate                   3.632%    WA First Periodic Cap              0.0%
WA FICO                         708     WA Max Rate                       9.95%
WA LTV                           72     Interest Only%                       0%
WA Rem Term                     359     Cal %                               48%
-------------------------------------------------------------------------------


The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the completeness of the information herein. The information herein is preliminary and will be supplemented by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be supplemented by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supplements all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

                                                      Collateral Materials for
                                     IndyMac INDX Mortgage Loan Trust 2005-AR10
-------------------------------------------------------------------------------


===================================================================================================================================
                                                      Current Principal Balance

                                                                   Weighted   Weighted              Weighted   Weighted
                                                      % of Pool     Average    Average   Weighted   Average     Average
       Current              Number     Principal    By Principal     Gross       Net      Average   Original   Combined    % Full /
  Principal Balance        of Loans     Balance        Balance      Coupon      Coupon     FICO       LTV         LTV       Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
   $50,000 or less             2           100,000       0.01       5.685       5.310       674      33.84       33.84       50.00
   $50,001 - $100,000        129        10,790,109       1.32       3.764       3.389       713      65.07       66.44       29.45
  $100,000 - $150,000        329        42,222,599       5.15       4.163       3.788       711      70.00       71.74       33.22
  $150,000 - $200,000        437        77,987,429       9.51       4.075       3.700       706      71.18       73.09       25.84
  $200,000 - $250,000        436        99,259,327       12.1       4.018       3.643       704      72.08       74.16       24.57
  $250,000 - $300,000        352        97,243,322      11.86       4.194       3.819       704      72.89       74.46       19.68
  $300,000 - $359,699        310       102,070,262      12.45       3.959       3.584       705      73.57       75.33       16.97
  $359,699 - $600,000        648       290,245,965       35.4       3.989       3.614       709      73.62       75.61       11.58
  $600,000 - $800,000         86        57,465,792       7.01       3.609       3.234       715      69.55       71.20        8.25
  $800,000 - $1,000,000       27        24,778,048       3.02       4.124       3.749       730      64.33       65.64       15.42
$1,000,000 - $1,250,000        5         5,511,914       0.67       4.153       3.778       741      64.51       64.51       39.48
$1,250,000 - $1,500,000        5         6,910,664       0.84       3.511       3.136       716      59.02       59.02       21.71
$1,500,000 - $1,750,000        1         1,575,000       0.19       4.847       4.472       718      60.58       60.58      100.00
$1,750,000 - $2,000,000        2         3,855,000       0.47       4.677       4.302       682      56.95       56.95        0.00
Total:                     2,769      $820,015,430        100       4.007       3.632       708      71.95       73.76       17.76
===================================================================================================================================



===================================================================================================================================
                                                           Loan Servicers

                                                                   Weighted   Weighted              Weighted   Weighted
                                                      % of Pool     Average    Average   Weighted   Average     Average
                            Number     Principal    By Principal     Gross       Net      Average   Original   Combined    % Full /
  Loan Servicers           of Loans     Balance        Balance      Coupon      Coupon     FICO       LTV         LTV       Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------

IndyMac                    2,769       820,015,430        100       4.007       3.632      708       71.95       73.76       17.76
Total:                     2,769      $820,015,430        100       4.007       3.632      708       71.95       73.76       17.76
===================================================================================================================================



===================================================================================================================================
                                                          Loan Originators

                                                                   Weighted   Weighted              Weighted   Weighted
                                                      % of Pool     Average    Average   Weighted   Average     Average
                            Number     Principal    By Principal     Gross       Net      Average   Original   Combined    % Full /
  Loan Originators         of Loans     Balance        Balance      Coupon      Coupon     FICO       LTV         LTV       Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------

IndyMac                    2,769       820,015,430        100       4.007       3.632      708       71.95       73.76       17.76
Total:                     2,769      $820,015,430        100       4.007       3.632      708       71.95       73.76       17.76
===================================================================================================================================



===================================================================================================================================
                                                         Original Gross Rate

                                                                   Weighted   Weighted              Weighted   Weighted
                                                      % of Pool     Average    Average   Weighted   Average     Average
                            Number     Principal    By Principal     Gross       Net      Average   Original   Combined    % Full /
  Original Gross Rate      of Loans     Balance        Balance      Coupon      Coupon     FICO       LTV         LTV       Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------

0.501% - 1.000%            2,486       763,658,184      93.13       3.977       3.602      707       71.80       73.70       15.43
1.501% - 2.000%              283        56,357,245       6.87       4.417       4.042      723       74.05       74.47       49.40
Total:                     2,769      $820,015,430        100       4.007       3.632      708       71.95       73.76       17.76
===================================================================================================================================



===================================================================================================================================
                                                         Current Gross Rate

                                                                   Weighted   Weighted              Weighted   Weighted
                                                      % of Pool     Average    Average   Weighted   Average     Average
                            Number     Principal    By Principal     Gross       Net      Average   Original   Combined    % Full /
  Current Gross Rate       of Loans     Balance        Balance      Coupon      Coupon     FICO       LTV         LTV       Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------

0.501% - 1.000%              789       239,281,165      29.18       1.000       0.625      708       72.14       73.95       15.75
1.501% - 2.000%               92        17,373,041       2.12       2.000       1.625      726       75.38       75.70       58.62
4.001% - 4.500%               18         9,477,349       1.16       4.400       4.025      720       66.90       68.60       22.79
4.501% - 5.000%              381       134,195,639      16.37       4.888       4.513      718       68.42       70.63       22.68
5.001% - 5.500%              819       247,506,120      30.18       5.224       4.849      706       73.15       75.05       16.93
5.501% - 6.000%              446       115,134,421      14.04       5.828       5.453      706       71.95       73.63       16.96
6.001% - 6.500%              222        56,871,393       6.94       6.138       5.763      692       74.15       75.23        6.65
6.501% - 7.000%                2           176,302       0.02       6.569       6.194      255       69.38       69.38        0.00
Total:                     2,769      $820,015,430        100       4.007       3.632      708       71.95       73.76       17.76
===================================================================================================================================


The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the completeness of the information herein. The information herein is preliminary and will be supplemented by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be supplemented by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supplements all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment
Bank.



                                       2


                                                      Collateral Materials for
                                     IndyMac INDX Mortgage Loan Trust 2005-AR10
-------------------------------------------------------------------------------


===================================================================================================================================
                                                            Gross Margin

                                                                   Weighted   Weighted              Weighted   Weighted
                                                      % of Pool     Average    Average   Weighted   Average     Average
                            Number     Principal    By Principal     Gross       Net      Average   Original   Combined    % Full /
  Gross Margin             of Loans     Balance        Balance      Coupon      Coupon     FICO       LTV         LTV       Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------

2.000% or less                14         5,539,420       0.68       3.448       3.073      735       68.83       71.88       41.89
2.001% - 2.250%               37        15,833,013       1.93       3.899       3.524      712       71.65       73.14       20.83
2.251% - 2.500%              167        62,891,802       7.67       3.528       3.153      718       70.19       72.71       20.53
2.501% - 2.750%              736       236,926,054      28.89       3.695       3.320      716       69.69       72.14       24.54
2.751% - 3.000%              627       196,104,105      23.91       3.826       3.451      703       74.83       76.32       11.34
3.001% - 3.250%              293        76,099,414       9.28       4.465       4.090      707       70.98       72.16       21.48
3.251% - 3.500%              212        51,948,024       6.34       4.921       4.546      702       70.24       71.66       16.10
3.501% - 3.750%              544       143,011,134      17.44       4.329       3.954      706       73.65       75.31       13.47
3.751% - 4.000%              128        29,975,591       3.66       4.582       4.207      683       72.78       73.02        8.56
4.001% - 4.250%                7         1,258,002       0.15       3.660       3.285      657       72.73       72.73        5.91
4.251% - 4.500%                4           428,870       0.05       2.350       1.975      468       71.81       71.81       31.51
Total:                     2,769      $820,015,430        100       4.007       3.632      708       71.95       73.76       17.76
===================================================================================================================================



===================================================================================================================================
                                                          Current Net Rate

                                                                   Weighted   Weighted              Weighted   Weighted
                                                      % of Pool     Average    Average   Weighted   Average     Average
                            Number     Principal    By Principal     Gross       Net      Average   Original   Combined    % Full /
  Current Net Rate         of Loans     Balance        Balance      Coupon      Coupon     FICO       LTV         LTV       Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------

0.501% - 1.000%              789       239,281,165      29.18       1.000       0.625      708       72.14       73.95       15.75
1.501% - 2.000%               92        17,373,041       2.12       2.000       1.625      726       75.38       75.70       58.62
3.501% - 4.000%                9         4,064,870        0.5       4.337       3.962      729       67.66       70.43       33.60
4.001% - 4.500%              134        55,022,190       6.71       4.711       4.336      718       70.88       73.17       17.67
4.501% - 5.000%              911       288,412,068      35.17       5.117       4.742      710       71.78       73.82       18.85
5.001% - 5.500%              378       100,004,697       12.2       5.594       5.219      703       70.48       71.92       19.35
5.501% - 6.000%              451       115,223,896      14.05       6.038       5.663      702       73.44       74.91       11.21
6.001% - 6.500%                5           633,502       0.08       6.456       6.081      583       71.96       71.96       11.74
Total:                     2,769      $820,015,430        100       4.007       3.632      708       71.95       73.76       17.76
===================================================================================================================================



===================================================================================================================================
                                                          Amortization Type

                                                                   Weighted   Weighted              Weighted   Weighted
                                                      % of Pool     Average    Average   Weighted   Average     Average
                            Number     Principal    By Principal     Gross       Net      Average   Original   Combined    % Full /
  Amortization Type        of Loans     Balance        Balance      Coupon      Coupon     FICO       LTV         LTV       Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------

Negative Amortizing        2,769       820,015,430        100       4.007       3.632      708       71.95       73.76       17.76
Total:                     2,769      $820,015,430        100       4.007       3.632      708       71.95       73.76       17.76
===================================================================================================================================



===================================================================================================================================
                                                    Remaining Months to Maturity

                                                                   Weighted   Weighted              Weighted   Weighted
                                                      % of Pool     Average    Average   Weighted   Average     Average
  Remaining Months          Number     Principal    By Principal     Gross       Net      Average   Original   Combined    % Full /
    to Maturity            of Loans     Balance        Balance      Coupon      Coupon     FICO       LTV         LTV       Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------

356 - 360                  2,769       820,015,430        100       4.007       3.632      708       71.95       73.76       17.76
Total:                     2,769      $820,015,430        100       4.007       3.632      708       71.95       73.76       17.76
===================================================================================================================================



===================================================================================================================================
                                                              Seasoning

                                                                   Weighted   Weighted              Weighted   Weighted
                                                      % of Pool     Average    Average   Weighted   Average     Average
                            Number     Principal    By Principal     Gross       Net      Average   Original   Combined    % Full /
  Seasoning (Months)       of Loans     Balance        Balance      Coupon      Coupon     FICO       LTV         LTV       Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------

6 or less                  2,769       820,015,430        100       4.007       3.632      708       71.95       73.76       17.76
Total:                     2,769      $820,015,430        100       4.007       3.632      708       71.95       73.76       17.76
===================================================================================================================================



===================================================================================================================================
                                                           Index for loans

                                                                   Weighted   Weighted              Weighted   Weighted
                                                      % of Pool     Average    Average   Weighted   Average     Average
                            Number     Principal    By Principal     Gross       Net      Average   Original   Combined    % Full /
  Index for loans          of Loans     Balance        Balance      Coupon      Coupon     FICO       LTV         LTV       Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------

1 YR MTA                   2,769       820,015,430        100       4.007       3.632      708       71.95       73.76       17.76
Total:                     2,769      $820,015,430        100       4.007       3.632      708       71.95       73.76       17.76
===================================================================================================================================


The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the completeness of the information herein. The information herein is preliminary and will be supplemented by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be supplemented by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supplements all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

                                                     Collateral Materials for
                                     IndyMac INDX Mortgage Loan Trust 2005-AR10
-------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                Months to Roll
-----------------------------------------------------------------------------------------------------------------------------------
                                              % of Pool    Weighted   Weighted                Weighted    Weighted
                                                  By        Average     Average     Weighted   Average     Average
                     Number       Principal    Principal     Gross        Net       Average    Original    Combined  % Full/Alt
  Months to Roll    of Loans       Balance      Balance      Coupon     Coupon      FICO         LTV         LTV         Doc
-----------------------------------------------------------------------------------------------------------------------------------
        1             2,767      819,279,430     99.91       4.010       3.635       708        71.95       73.75      17.76
        2               2            736,000     0.09        1.000       0.625       656        75.92       83.12      18.48
      Total           2,769     $820,015,430     1200        4.007       3.632       708        71.95       73.76      17.76
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                             Lifetime Maximum Rate
-----------------------------------------------------------------------------------------------------------------------------------
                                              % of Pool    Weighted   Weighted                Weighted    Weighted
                                                  By        Average     Average     Weighted   Average     Average
    Lifetime         Number       Principal    Principal     Gross        Net       Average    Original    Combined  % Full/Alt
  Maximum Rate      of Loans       Balance      Balance      Coupon     Coupon      FICO         LTV         LTV         Doc
-----------------------------------------------------------------------------------------------------------------------------------
 8.501% - 9.000%        1            194,598     0.02        5.297       4.922       684        80.00       90.00      0.00
 9.501% - 10.000%     2,767     819,561,.459     99.94       4.006       3.631       708        71.96       73.76      17.77
10.501% - 11.000%       1            259,373     0.03        5.447       5.072       674        59.08       59.08      0.00
      Total           2,769     $820,015,430      100        4.007       3.632       708        71.95       73.76      17.76
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                             First Adjustment Cap
-----------------------------------------------------------------------------------------------------------------------------------
                                              % of Pool    Weighted   Weighted                Weighted    Weighted
                                                  By        Average     Average     Weighted   Average     Average
  Final Adjustment   Number       Principal    Principal     Gross        Net       Average    Original    Combined  % Full/Alt
        Cap         of Loans       Balance      Balance      Coupon     Coupon      FICO         LTV         LTV         Doc
-----------------------------------------------------------------------------------------------------------------------------------
      0.000%          2.769      820,015,430      100        4.007       3.632       708        71.95       73.76      17.76
      Total           2.769     $820,015,430      100        4.007       3.632       708        71.95       73.76      17.76

-----------------------------------------------------------------------------------------------------------------------------------
                      Distribution by Interest Only Term
-----------------------------------------------------------------------------------------------------------------------------------
                                              % of Pool    Weighted   Weighted                Weighted    Weighted
    Distribution                                  By        Average     Average     Weighted   Average     Average
     by Interest      Number      Principal    Principal     Gross        Net       Average    Original    Combined  % Full/Alt
      Only Term      of Loans       Balance      Balance      Coupon     Coupon      FICO         LTV         LTV         Doc
-----------------------------------------------------------------------------------------------------------------------------------
       0.00           2.769      820,015,430      100        4.007       3.632       708        71.95       73.76      17.76
      Total           2.769     $820,015,430      100        4.007       3.632       708        71.95       73.76      17.76
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                       Original Prepayment Penalty Term
-----------------------------------------------------------------------------------------------------------------------------------
    Original                                  % of Pool    Weighted   Weighted                Weighted    Weighted
    Prepayment                                    By        Average     Average     Weighted   Average     Average
   Penalty Term      Number       Principal    Principal     Gross        Net       Average    Original    Combined  % Full/Alt
     (Months)       of Loans       Balance      Balance      Coupon     Coupon      FICO         LTV         LTV         Doc
-----------------------------------------------------------------------------------------------------------------------------------
        0             3476       120,620,861     14.71       4.086       3.711       712        72.04       73.83      17.24
        12             161        61,932,744     7.55        3.659       3.284       714        70.35       73.12      19.79
        24             77         25,186,511     3.07        3.375       3.000       718        73.24       74.67      17.46
        36            2,184      612,275,314     74.67       4.053       3.678       706        72.05       73.77      17.68
      Total           2,769     $820,015,430      100        4.007       3.632       708        71.95       73.76      17.76
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                 Original LTV
-----------------------------------------------------------------------------------------------------------------------------------
                                              % of Pool    Weighted   Weighted                Weighted    Weighted
                                                  By        Average     Average     Weighted   Average     Average
                     Number       Principal    Principal     Gross        Net       Average    Original    Combined  % Full/Alt
  Original LTV      of Loans       Balance      Balance      Coupon     Coupon      FICO         LTV         LTV         Doc
-----------------------------------------------------------------------------------------------------------------------------------
  50.00% or less       181        42,284,552     5.16        4.143       3.768       721        41.36       42.40      3.278
 50.01% - 55.00%       92         25,982,537     3.17        3.765       3.390       718        52.89       53.83      16.15
 55.01% - 60.00%       156        50,193,902     6.12        4.123       3.748       720        58.32       59.98      14.38
 60.01% - 65.00%       171        57,768,308     7.04        3.865       3.490       716        63.12       64.57      14.46
 65.01% - 70.00%       310       102,545,043     12.51       3.985       3.610       710        68.59       69.67      11.44
 70.01% - 75.00%       555       172,482,379     21.03       4.267       3.892       696        74.00       75.26      8.87
 75.01% - 80.00%      1,217      350,991,373     42.8        3.872       3.497       709        79.53       82.14      24.12
 80.01% - 85.00%       27          6,160,430     0.75        4.406       4.031       708        84.27       84.27      19.99
 85.01% - 90.00%       21          4,435,367     0.54        4.493       4.118       722        89.31       89.31     100.00
 90.01% - 95.00%       38          7,014,788     0.86        4.493       4.118       691        94.58       94.58     100.00
 95.01% - 100.00%       1            156,750     0.02        2.000       1.625       642        95.58       95.58     100.00
      Total           2,769     $820,015,430      100        4.007       3.632       708        71.95       73.76      17.76
-----------------------------------------------------------------------------------------------------------------------------------




The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the completeness of the information herein. The information herein is preliminary and will be supplemented by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be supplemented by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supplements all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

                                                     Collateral Materials for
                                     IndyMac INDX Mortgage Loan Trust 2005-AR10
-------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                 Combined LTV
-----------------------------------------------------------------------------------------------------------------------------------
                                               % of Pool    Weighted   Weighted               Weighted    Weighted
                                                  By       Average     Average    Weighted     Average     Average
                    Number       Principal     Principal     Gross        Net      Average    Original    Combined   % Full/Alt
   Combined LTV     of Loans      Balance       Balance      Coupon     Coupon      FICO         LTV         LTV        Doc
-----------------------------------------------------------------------------------------------------------------------------------
  50.00% or less       172        40,030,957     4.88        4.158       3.783       721        41.23       41.33      3.46
 50.01% - 55.00%       90         24,908,132     3.04        3.824       3.449       716        52.40       52.78      16.84
 55.01% - 60.00%       145        44,622,210     5.44        4.147       3.772       721        58.26       58.33      14.50
 60.01% - 65.00%       157        52,416,958     6.39        3.878       3.503       716        62.89       63.14      14.82
 65.01% - 70.00%       298        97,259,592     11.86       3.927       3.552       711        67.90       68.53      11.82
 70.01% - 75.00%       516       161,296,837     19.67       4.301       3.926       697        73.61       73.97      8.68
 75.01% - 80.00%       901       268,571,434     32.75       3.823       3.448       708        78.97       79.46      23.92
 80.01% - 85.00%       69         22,942,992      2.8        4.027       3.652       700        78.13       83.92      10.14
 85.01% - 90.00%       341        92,479,778     11.28       4.078       3.703       711        79.26       89.46      19.79
 90.01% - 95.00%       79         15,329,789     1.87        4.148       3.773       702        86.49       94.54     100.00
 95.01% - 100.00%       1            156,750     0.02        2.000       1.625       642        95.58       95.58     100.00
      Total           2,769    $9820,015,430      100        4.007       3.632       708        71.95       73.76      17.76
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                           Geographical Distribution
-----------------------------------------------------------------------------------------------------------------------------------
                                               % of Pool    Weighted   Weighted               Weighted    Weighted
                                                  By       Average     Average    Weighted     Average     Average
                    Number       Principal     Principal     Gross        Net      Average    Original    Combined   % Full/Alt
   Top 5 States     of Loans      Balance       Balance      Coupon     Coupon      FICO         LTV         LTV        Doc
-----------------------------------------------------------------------------------------------------------------------------------
    California        1,116      395,182,207     48.19       4.156       3.781       709        70.65       72.42      10.97
     Florida           338        76,097,696     9.28        3.486       3.111       711        74.38       76.08      19.80
    New Jersey         170        53,731,955     6.55        3.959       3.584       706        71.52       72.41      16.40
     Virginia          117        35,067,325     4.28        3.886       3.511       707        72.93       74.38      34.97
     New York          94         30,773,365     3.75        3,768       3.393       704        69.29       70.58      18.80
      Other            934       229,162,881     27.95       3.985       3.610       706        73.70       75.94      26.35
      Total           2,769    $9820,015,430      100        4.007       3.632       708        71.95       73.76      17.76
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                           California Loan Breakdown
-----------------------------------------------------------------------------------------------------------------------------------
                                               % of Pool    Weighted   Weighted               Weighted    Weighted
                                                  By       Average     Average    Weighted     Average     Average
 California Loan    Number       Principal     Principal     Gross        Net      Average    Original    Combined   % Full/Alt
    Breakdown       of Loans      Balance       Balance      Coupon     Coupon      FICO         LTV         LTV        Doc
-----------------------------------------------------------------------------------------------------------------------------------
     North CA          367       130,661,259     15.93       4.231       3.856       712        70.41       72.14      9.20
     South CA          749       264,520,948     32.26       4.119       3.744       708        70.77       72.56      11.84
  States Not CA       1,653      424,833,223     51.81       3.868       3.493       707        73.16       75.00      24.08
      Total           2,769    $9820,015,430      100        4.007       3.632       708        71.95       73.76      17.76
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                               Top 10 Zip Codes
-----------------------------------------------------------------------------------------------------------------------------------
                                               % of Pool    Weighted   Weighted               Weighted    Weighted
                                                  By       Average     Average    Weighted     Average     Average
                    Number       Principal     Principal     Gross        Net      Average    Original    Combined   % Full/Alt
 Top 10 Zip Codes   of Loans      Balance       Balance      Coupon     Coupon      FICO         LTV         LTV        Doc
-----------------------------------------------------------------------------------------------------------------------------------
      93012             5          4,446,000     0.54        3.552       3.177       684        68.08       58.08      32.75
      93065             9          3,788,350     0.46        3.843       3.468       687        68.86       70.54      10.14
      96740             6          3,673,269     0.45        4.418       4.043       723        69.46       69.46      8.17
      92336            12          3,625,737     0.44        3.837       3.462       701        76.34       79.56      15.00
      92057             7          2,479,887      0.3        4.803       4.428       692        72.48       74.81      18.83
      95127             6          2,425,575      0.3        3.785       3.410       728        66.59       72.87      0.00
      92069             5          2,223,500     0.27        5.426       5.051       703        73.53       73.53      21.81
      94025             3          2,214,100     0.27        5.126       4.751       710        60.17       60.17      71.13
      94509             6          2,202,000     0.27        4.078       3.703       703        76.33       78.07      16.17
      95376             6          2,149,918     0.26        2.554       2.179       708        73.27       73.27      0.00
      Other           2,704      790,787,094     96.44       4.004       3.629       708        72.07       73.88      17.72
      Total           2,769    $9820,015,430      100        4.007       3.632       708        71.95       73.76      17.76
-----------------------------------------------------------------------------------------------------------------------------------





The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the completeness of the information herein. The information herein is preliminary and will be supplemented by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be supplemented by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supplements all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

                                                      Collateral Materials for
                                     IndyMac INDX Mortgage Loan Trust 2005-AR10
-------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                  FICO Scores
-----------------------------------------------------------------------------------------------------------------------------------
                                              % of Pool    Weighted   Weighted               Weighted    Weighted
                                                  By       Average     Average    Weighted     Average     Average
                    Number       Principal     Principal     Gross        Net      Average    Original    Combined   % Full/Alt
   FICO Scores      of Loans      Balance       Balance      Coupon     Coupon      FICO         LTV         LTV        Doc
-----------------------------------------------------------------------------------------------------------------------------------
 Not Available or       2            267,052     0.03        3.281       2.906        0         75.00       75.00      0.00
  less than 600
    601 - 620           8          2,171,900     0.26        4.765       4.390       620        68.04       71.51      0.00
    621 - 640          159        45,545,672     5.55        4.073       3.698       631        72.16       72.55      22.35
    641 - 660          250        70,948,278     8.65        4.085       3.710       651        74.43       76.42      23.78
    661 - 680          470       140,132,436     17.09       4.017       3.642       671        72.86       74.62      18.19
    681 - 700          426       123,635,500     15.08       4.028       3.653       690        72.04       74.05      17.70
    701 - 720          393       119,193,016     14.54       4.127       3.752       710        71.88       73.76      13.68
    721 - 740          331        99,575,001     12.14       3.985       3.610       730        72.74       74.78      15.23
    741 - 760          308        90,403,817     11.02       3.966       3.591       751        70.80       72.78      17.08
   761 or more         422       128,142,758     15.63       3.832       3.457       779        69.77       71.41      18.99
      Total           2,769     $820,015,430      100        4.007       3.632       708        71.95       73.76      17.76

-----------------------------------------------------------------------------------------------------------------------------------
                              Mortgage Properties
-----------------------------------------------------------------------------------------------------------------------------------
                                               % of Pool    Weighted   Weighted               Weighted    Weighted
                                                  By       Average     Average    Weighted     Average     Average
     Mortgage       Number       Principal     Principal     Gross        Net      Average    Original    Combined   % Full/Alt
    Properties      of Loans      Balance       Balance      Coupon     Coupon      FICO         LTV         LTV        Doc
-----------------------------------------------------------------------------------------------------------------------------------
    Townhouse          28          6,337,007     0.77        3.951       3.576       685        73.60       76.41      17.37
   Condominium         293        73,754,727     8.99        3.844       3.469       717        74.04       76.23      19.66
       PUD             515       159,152,398     19.41       3.874       3.499       713        73.38       75.46      20.72
  Single Family       1,799      541,990,429     66.1        4.054       3.679       706        71.34       73.01      16.69
   Two- to Four        134        38,780,868     4.73        4.211       3.836       703        70.44       72.10      17.09
      Family
      Total           2,769     $820,015,430      100        4.007       3.632       708        71.95       73.76      17.76

-----------------------------------------------------------------------------------------------------------------------------------
                                Occupancy Types
-----------------------------------------------------------------------------------------------------------------------------------
                                               % of Pool    Weighted   Weighted               Weighted    Weighted
                                                  By       Average     Average    Weighted     Average     Average
                    Number       Principal     Principal     Gross        Net      Average    Original    Combined   % Full/Alt
 Occupancy Types    of Loans      Balance       Balance      Coupon     Coupon      FICO         LTV         LTV        Doc
-----------------------------------------------------------------------------------------------------------------------------------
     Investor          196        38,589,910     4.71        4.406       4.031       732        66.85       67.46      38.88
     Primary          2,525      769,527,733     93.84       3.988       3.613       707        72.24       74.12      16.54
    Secondary          48         11,897,786     1.45        3.926       3.551       740        70.12       70.92      28.60
      Total           2,769     $820,015,430      100        4.007       3.632       708        71.95       73.76      17.76

-----------------------------------------------------------------------------------------------------------------------------------
                                 Loan Purpose
-----------------------------------------------------------------------------------------------------------------------------------
                                               % of Pool    Weighted   Weighted               Weighted    Weighted
                                                  By       Average     Average    Weighted     Average     Average
                    Number       Principal     Principal     Gross        Net      Average    Original    Combined   % Full/Alt
   Loan Purpose     of Loans      Balance       Balance      Coupon     Coupon      FICO         LTV         LTV        Doc
     Purchase          614       190,660,919     23.25       3.864       3.489       721        77.73       80.99      18.93
Cash Out Refinance    1,717      512,357,186     62.48       4.063       3.688       704        69.97       71.10      18.42
    Rate/Term          438       116,997,325     14.27       3.993       3.618       705        71.22       73.63      12.96
    Refinance
-----------------------------------------------------------------------------------------------------------------------------------
      Total           2,769     $820,015,430      100        4.007       3.632       708        71.95       73.76      17.76

-----------------------------------------------------------------------------------------------------------------------------------
                                 Document Type
-----------------------------------------------------------------------------------------------------------------------------------
                                               % of Pool    Weighted   Weighted               Weighted    Weighted
                                                  By       Average     Average    Weighted     Average     Average
                    Number       Principal     Principal     Gross        Net      Average    Original    Combined   % Full/Alt
  Document Type     of Loans      Balance       Balance      Coupon     Coupon      FICO         LTV         LTV        Doc
-----------------------------------------------------------------------------------------------------------------------------------
     Express           73         18,751,434     2.29        4.066       3.691       755        67.75       68.79      0.00
       Full            585       145,666,785     17.76       3.929       3.554       706        75.96       78.02     100.00
No Income No Asset     596       170,951,919     20.85       3.959       3.584       717        66.72       66.95      0.00
  Stated Income       1,515      484,645,291     59.1        4.045       3.670       704        72.76       75.07      0.00
    Full Asset
      Total           2,769     $820,015,430      100        4.007       3.632       708        71.95       73.76      17.76
-----------------------------------------------------------------------------------------------------------------------------------





The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the completeness of the information herein. The information herein is preliminary and will be supplemented by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be supplemented by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supplements all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

                                                       Collateral Materials for
                                     IndyMac INDX Mortgage Loan Trust 2005-AR10
-------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                Rate Frequency
-----------------------------------------------------------------------------------------------------------------------------------
                                              % of Pool    Weighted   Weighted               Weighted    Weighted
                                                  By       Average     Average    Weighted     Average     Average
                    Number       Principal     Principal     Gross        Net      Average    Original    Combined   % Full/Alt
  Rate Frequency    of Loans      Balance       Balance      Coupon     Coupon      FICO         LTV         LTV        Doc
        1             2,769      820,015,430      100        4.007       3.632       708        71.95       73.76      17.76
      Total           2,769     $820,015,430      100        4.007       3.632       708        71.95       73.76      17.76
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                 Pay Frequency
-----------------------------------------------------------------------------------------------------------------------------------
                                               % of Pool    Weighted   Weighted               Weighted    Weighted
                                                  By       Average     Average    Weighted     Average     Average
                    Number       Principal     Principal     Gross        Net      Average    Original    Combined   % Full/Alt
  Pay Frequency     of Loans      Balance       Balance      Coupon     Coupon      FICO         LTV         LTV        Doc
        12            2,769      820,015,430      100        4.007       3.632       708        71.95       73.76      17.76
      Total           2,769     $820,015,430      100        4.007       3.632       708        71.95       73.76      17.76
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                  Max Balance
-----------------------------------------------------------------------------------------------------------------------------------
                                               % of Pool    Weighted   Weighted               Weighted    Weighted
                                                  By       Average     Average    Weighted     Average     Average
                    Number       Principal     Principal     Gross        Net      Average    Original    Combined   % Full/Alt
 Maximum Balance    of Loans      Balance       Balance      Coupon     Coupon      FICO         LTV         LTV        Doc
       110            2,769      820,015,430      100        4.007       3.632       708        71.95       73.76      17.76
      Total           2,769     $820,015,430      100        4.007       3.632       708        71.95       73.76      17.76
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                              Annual Payment Cap
-----------------------------------------------------------------------------------------------------------------------------------
                                               % of Pool    Weighted   Weighted               Weighted    Weighted
                                                  By       Average     Average    Weighted     Average     Average
                    Number       Principal     Principal     Gross        Net      Average    Original    Combined   % Full/Alt
Annual Payment Cap  of Loans      Balance       Balance      Coupon     Coupon      FICO         LTV         LTV        Doc
       7.5            2,769      820,015,430      100        4.007       3.632       708        71.95       73.76      17.76
      Total           2,769     $820,015,430      100        4.007       3.632       708        71.95       73.76      17.76
-----------------------------------------------------------------------------------------------------------------------------------





The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the completeness of the information herein. The information herein is preliminary and will be supplemented by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be supplemented by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supplements all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

                                                      Collateral Materials for
                                     IndyMac INDX Mortgage Loan Trust 2005-AR10
-------------------------------------------------------------------------------


INDX 2005-AR10     WAL/Yield To Call

Settle                   5/6/2005
First Payment            6/25/2005

             Prepay         10 CPR          15 CPR          20 CPR          25 CPR         35 CPR
                 A1
                WAL           7.55            5.27            3.95            3.10           2.09
   Principal Window  Jun05 - Jun23  Jun05 - Jul 18  Jun 05 - May15  Jun05 - May 13  Jun05 - Nov10
                 A2
                WAL           7.55            5.27            3.95            3.10           2.09
   Principal Window  Jun05 - Jun23  Jun05 - Jul 18  Jun 05 - May15  Jun05 - May 13  Jun05 - Nov10
                 A3
                WAL           7.55            5.27            3.95            3.10           2.09
   Principal Window  Jun05 - Jun23  Jun05 - Jul 18  Jun 05 - May15  Jun05 - May 13  Jun05 - Nov10
          LIBOR_1MO          3.000           3.000           3.000           3.000          3.000
            MTA_1YR          2.347           2.347           2.347           2.347          2.347
             Prepay         10 CPR          15 CPR          20 CPR          25 CPR         35 CPR
Optional Redemption       Call (Y)        Call (Y)        Call (Y)        Call (Y)        Call (Y)




The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the completeness of the information herein. The information herein is preliminary and will be supplemented by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be supplemented by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supplements all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

                                                      Collateral Materials for
                                     IndyMac INDX Mortgage Loan Trust 2005-AR10
-------------------------------------------------------------------------------


INDX 2005-AR10     WAL/Yield To Maturity

Settle                   5/6/2005
First Payment            6/25/2005

             Prepay         10 CPR          15 CPR          20 CPR          25 CPR         35 CPR
                 A1
                WAL           7.95            5.67            4.29            3.38           2.28
   Principal Window  Jun05 - May35  Jun05 - May 35  Jun 05 - May35  Jun05 - May 35  Jun05 - May35
                 A2
                WAL           7.95            5.67            4.29            3.38           2.28
   Principal Window  Jun05 - May35  Jun05 - May 35  Jun 05 - May35  Jun05 - May 35  Jun05 - May35
                 A3
                WAL           7.95            5.67            4.29            3.38           2.28
   Principal Window  Jun05 - May35  Jun05 - May 35  Jun 05 - May35  Jun05 - May 35  Jun05 - May35
          LIBOR_1MO          3.000           3.000           3.000           3.000          3.000
            MTA_1YR          2.347           2.347           2.347           2.347          2.347
             Prepay         10 CPR          15 CPR          20 CPR          25 CPR         35 CPR
Optional Redemption       Call (N)        Call (N)        Call (N)        Call (N)        Call (N)




The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the completeness of the information herein. The information herein is preliminary and will be supplemented by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be supplemented by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supplements all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.